The Glenmede Fund, Inc.

Government Cash Portfolio (GTGXX)

Tax-Exempt Cash Portfolio (GTCXX)

Supplement dated June 1, 2016 to the

Prospectus dated February 29, 2016

The Government Cash Portfolio and Tax-Exempt Cash Portfolio were liquidated on June 1, 2016 by shareholder redemption of all outstanding shares. Therefore, effective immediately, the Government Cash Portfolio and Tax-Exempt Cash Portfolio are closed to investments.

This Supplement should be retained with your

Prospectus for future reference.